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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) February 9, 1999
                                                 ------------------
                           ALTEON INC.
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       (Exact Name of Registrant as Specified in Charter)


       Delaware              0-19529             13-3304550
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(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)



170 Williams Drive, Ramsey, New Jersey                      07446
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (201) 934-5000
                                                    ---------------

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  (Former Name or Former Address, If Changed Since Last Report)

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Item 5. Other Events.

A. On February 9, 1999, Alteon Inc. issued the following press release:

      "ALTEON TO REGAIN RIGHTS TO PIMAGEDINE AFTER GENENTECH
            ANNOUNCES INTENT TO WITHDRAW SUPPORT FROM
                  PIMAGEDINE DEVELOPMENT PROGRAM

          "--Alteon and Genentech in Negotiations as to
                      Future Collaboration--

"Ramsey, New Jersey, February 9, 1999 - Alteon Inc. (Nasdaq: ALTN) announced today that Genentech, Inc. has announced its intent to terminate its support covering the development of pimagedine and second generation A.G.E. (Advanced Glycosylation End-products) inhibitors. Genentech's decision on pimagedine is being made before Alteon meets with the Food and Drug Administration to discuss future development plans for the compound.

"Pimagedine, and future A.G.E.-formation inhibitors, were licensed to Genentech in 1997. The agreement included funding for pimagedine's clinical development and potentially also for second generation A.G.E.-formation inhibitors, and marketing rights to the compounds in North America, Europe and other countries. Alteon and Genentech remain in negotiations for a separate collaboration.

"'Genentech is discontinuing its support for the pimagedine program for business reasons,' said Nicholas J. Simon, Vice President of Business & Corporate Development at Genentech. 'Although based on the preliminary analysis, pimagedine did not show statistical significance for its primary endpoint, the drug evidenced activity in several key secondary endpoints.'

"'We understand the complexities of Genentech's business endeavors,' said Kenneth I. Moch, President and Chief Executive Officer of Alteon. 'While we are disappointed that Genentech has chosen not to continue as our partner for pimagedine, we are pleased that they remain interested in Alteon and its technology.'

"Mr. Moch continued, 'Alteon regains rights to its lead compound, pimagedine, which may provide us with a significant opportunity for the treatment of diabetic kidney disease. Our medical consultants and clinical advisors have advised us to continue evaluation of this compound. Based on an ongoing in-depth analysis of the Phase III ACTION trial results, we are preparing a comprehensive pre-NDA data package on pimagedine to bring to the U.S. Food and Drug Administration (FDA). In addition, the FDA recently notified Alteon that should a New Drug Application for pimagedine ever be filed it will receive a fast track designation.'

"In November 1998, Alteon announced that a preliminary analysis of a pivotal Phase III trial of pimagedine in diabetic patients with kidney disease demonstrated mixed results. Although the results showed that pimagedine reduced the risk of doubling of serum creatinine, the study's primary endpoint, the data did not reach statistical significance. Pimagedine therapy did, however, result in statistically significant improvements in reducing urinary protein, reducing LDL cholesterol and triglycerides, and reducing diastolic blood pressure. A subsequent analysis also showed that pimagedine therapy had an impact in the reduction of retinopathy.

"Alteon is engaged in the discovery and development of pharmaceutical products for the treatment of the complications of diabetes and age-related diseases. Alteon's proprietary technology focuses on Advanced Glycosylation End-products, or A.G.E.s, formed as a result of circulating blood glucose reacting with proteins. A.G.E.s have been shown to be a causative factor in many of the complications of diabetes and aging, including kidney disease, nerve damage, atherosclerosis and retinopathy. Alteon's approach is to inhibit or break A.G.E.s or their chemical crosslinks, thereby potentially impacting the disease states associated with diabetes and aging. A Phase III pivotal clinical trial evaluating Alteon's lead A.G.E. inhibitor pimagedine in the treatment of Type 1 and Type 2 diabetic patients with end-stage renal disease (ESRD) is ongoing. ALT-711, Alteon's lead A.G.E. crosslink breaker, has recently competed Phase I human clinical trials and is expected to enter Phase II trials in 1999. Alteon is also pursuing the development of a novel series of glucose lowering agent (GLA) compounds.

                               # # #

"Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to technology and product development, regulatory approval processes, intellectual property rights and litigation, competitive products and other risks identified in Alteon's filings with the Securities and Exchange Commission. Actual results, events or performances may differ materially. Alteon undertakes no obligation to publicly release the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

  "This press release is also available at www.alteonpharma.com."


B. Alteon Inc. and Genentech, Inc. entered into a Letter Agreement dated February 11, 1999 (a copy of which is attached hereto as Exhibit 10.1) relating to the Development Collaboration and License Agreement and the Stock Purchase Agreement, each dated as of December 1, 1997, as amended, between the two parties.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         The following Exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K.

10.1 Letter Agreement dated February 11, 1999 between Alteon Inc. and Genentech, Inc. relating to the Development Collaboration and License Agreement and the Stock Purchase Agreement, each dated as of December 1, 1997, as amended, between the two parties.


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Alteon Inc.


                              By: /s/ Elizabeth A. O'Dell
                                  -------------------------------
                                  Elizabeth A. O'Dell
                                  Vice President, Finance and
                                  Administration, Secretary and
                                  Treasurer

Date: February 19, 1999


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                          EXHIBIT INDEX

Exhibit
  No.     Description of Exhibit
-------   ----------------------


10.1      Letter Agreement dated February 11, 1999 between Alteon
          Inc. and Genentech, Inc. relating to the Development
          Collaboration and License Agreement and the Stock
          Purchase Agreement, each dated as of December 1, 1997, as amended, between the two parties.